UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: (date of earliest event reported) May 11, 2007

     Atlantic Bancshares, Inc.
(Exact name of registrant as specified in its charter)

    South Carolina
(State or other jurisdiction of incorporation)

333-127242	20-3047433
(Commission File Number)	(IRS Employer Identification No.)

1 Sherington Drive, Suite J, Bluffton, South Carolina (Address of principal executive offices)	29910 (Zip Code)

    (843) 815-7111
(Registrant's telephone number, including area code)

  Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD Disclosure

Atlantic Bancshares, Inc. is hereby furnishing a slide presentation to be used by certain executive officers of the company when they speak at their annual shareholder meeting held on May 11, 2007.  The presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 and Exhibit 99.1 of Item 9.01 is being furnished, not filed.  Accordingly, the information in this Item 7.01 and Exhibit 99.1 of Item 9.01 will not be incorporated by reference into any registration statement filed by Atlantic Bancshares, Inc. under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Atlantic Bancshares, Inc. that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of Atlantic Bancshares, Inc. or any of its affiliates.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits:  The following exhibits are filed as part of this report.

Exhibit
Number           Description

99.1                  Slide presentation given by certain executive officers of Atlantic Bancshares, Inc. on May 11, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC BANCSHARES, INC.
By: /s/ Robert P. Trask
Name: Robert P. Trask
Title: Chief Executive Officer

Dated:  May 11, 2007

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide presentation given by certain executive officers of Atlantic Bancshares, Inc. on
May 11, 2007.

4